Exhibit 10(f)(i)


                                    AMENDMENT
                                     TO THE
        LIZ CLAIBORNE, INC. OUTSIDE DIRECTORS' 1991 STOCK OWNERSHIP PLAN


     Pursuant to Section 5.5 of the Liz Claiborne, Inc. Outside Directors' 1991 Stock Ownership Plan, As Amended and Restated Effective for Awards Granted On or After March 22, 1996 (the "Plan"), the Plan is hereby amended effective as of December 18, 2003, in the following respects:

     1. The words "one-half of one percent (0.50%) of the number shares issues and outstanding from time to time" in the second sentence of Section 1.4(a) are replaced the with "540,000."

     2. Section 2.1 (a)(ii) is hereby amended to read in its entirety as follows: "An award shall be made to each Outside Director newly elected to the Board on or after the date on which the stockholders approve this amended and restated Plan, effective as of the date of such election, provided that after December 31, 2003, the number of shares to be granted shall be equal to the pro rata share of the annual award based upon the number of whole and partial fiscal quarters such Outside Director will serve in the year of his or her election."

     3. Section 2.1 (a)(iii) is hereby amended to read in its entirety as follows: "An award shall be made to each Outside Director as of January 1, 1992, the first business day of each fiscal year through the end of the 2003 fiscal year and on each January 10 thereafter (each, an "Award Date"); provided however, that (1) prior to December 31, 2003, no award under this subparagraph (iii) shall be made to an Outside Director who, as of Award Date, has been an Outsider Director for less than six months; and (2) commencing January 1, 2004, no award shall be made to an Outside Director elected on or before January 10 of any year who has received a grant under subparagraph (ii) above."

     4. A new Section 3.4 is added to read as follows:

          3.4 No Options shall be granted after December 31, 2003, but any Options outstanding as of such date shall remain in effect in accordance with their terms.


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     IN WITNESS  WHEREOF,  Liz Claiborne,  Inc. has caused this instrument to be executed by its duly authorized officer as of the 18th day of December 2003.


                                LIZ CLAIBORNE, INC.

                                By:  /s/ Nicholas Rubino
                                    -----------------------------------
                                Name: Nicholas Rubino
                                      ---------------------------------
                                Title: Vice President - Deputy General Counsel and Secretary